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                   U. S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) July 23, 1998


                            HEALTHWORLD CORPORATION
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                 --------------------------------------------
                (State or other jurisdiction of incorporation)

        0-23059                                        13-3922288
        -------                                        ----------
(Commission File Number)                  (IRS Employer Identification Number)

100 Avenue of the Americas, New York, New York                        10013
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      (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code (212) 966-7640
                                                          --------------

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ITEM 2.  ACQUISITION OF ASSETS.

On July 23, 1998, Healthworld Corporation ("Healthworld"), through its wholly-owned subsidiary Healthworld International Holdings Inc. ("HIH"), acquired 80% of the capital stock of HFT, a French holding company which owns 100% of the capital stock of Torrent, S.A. ("Torrent"), a French healthcare communications agency, which in turn owns 100% of the capital stock of each of Aigue Marine SARL ("Aigue") and Katchina Productions SARL ("Katchina"), each a French company, from Dominique Agostini ("Agostini"), the founder of Torrent, for a cash purchase price, exclusive of expenses, of 15,271,000 French Francs (approximately US$2.56 million), in addition to amounts to be paid in cash on or prior to April 15, 2000 and April 15, 2002 (such amounts, together, not to exceed 19,000,000 French Francs (approximately US$3.17 million)) to be based upon future consolidated operating profits of HFT, Torrent, Aigue and Katchina (together, the "HFT Group Companies").

Beginning on January 1, 2002, Agostini shall have the option to sell the remaining 20% of the capital stock of HFT owned by him (the "Remaining Shares") to HIH, and beginning January 1, 2006, HIH shall have the option to purchase the Remaining Shares from Agostini, in each case at a price not to exceed 11,000,000 French Francs (approximately US$1.83 million) based upon the value of the assets and operating profits of the HFT Group Companies at the end of and for the two years immediately preceding the year in which such option is exercised. The aggregate purchase price to be paid by HIH to Agostini for 100% of the capital stock of HFT is not to exceed 45,271,000 French Francs (approximately US$7.55 million).

The Press Release of Healthworld Corporation dated July 28, 1998, pertaining to the acquisition of the HFT Group Companies by HIH, which is annexed hereto as Exhibit 20.01, is hereby incorporated by reference in this Form 8-K.

On July 24, 1998, Healthworld, through its wholly-owned subsidiary Healthworld Holdings Limited ("Holdings"), acquired all of the capital stock of Colwood House Medical Publications (UK) Limited ("Colwood"), a UK medical education company, from Clive Davies and Stephen Cantle, for a cash purchase price, exclusive of expenses, of (pound)4,000,000 (approximately US$6.60 million) and subsequent payments in cash to take place in April 2000 and August 2001 to be determined based upon the excess of future operating profits of Colwood in each of the years 1998 through 2001 over agreed upon target levels. The aggregate purchase price to be paid by Holdings for the capital stock of Colwood is not to exceed (pound)7,482,000 (approximately US$12.35 million).

The Press Release of Healthworld Corporation dated July 27, 1998, pertaining to the acquisition of Colwood by Holdings, which is annexed hereto as Exhibit 20.02, is hereby incorporated by reference in this Form 8-K.

All of the funds expended in the acquisition of each of HFT and Colwood were derived from the proceeds of the initial public offering of the Common Stock, par value $.01 per share, of Healthworld, which initial public offering was completed on December 4, 1997.

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ITEM 7.  EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION
------     -----------

10.01 -- Share Purchase Agreement between Dominique Agostini and Healthworld International Holdings Inc., dated July 23, 1988 (as translated from the French).

10.02 -- Agreement for the sale and purchase of the share capital of Colwood House Medical Publications (UK) Limited, dated July 24, 1998.

10.03 -- Deed of Indemnity among Clive Davies, Stephen Cantle and Healthworld Holdings Limited, dated July 24, 1998.

20.01 -- Healthworld Corporation Press Release, dated July 28, 1998 (incorporated by reference in this Form 8-K).

20.02 -- Healthworld Corporation Press Release, dated July 27, 1998 (incorporated by reference in this Form 8-K).

Financial Statements of Colwood and pro forma financial information related to the acquisition of Colwood will be filed in an amendment to this Form 8-K on or before October 6, 1998.


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HEALTHWORLD CORPORATION

                                            By    /s/ Stuart Diamond
                                                ------------------------
                                                Name: Stuart Diamond
                                                Title: Executive Vice President,
                                                       Chief Financial Officer,
                                                       Secretary and Treasurer

Date:  August 6, 1998


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

10.01 -- Share Purchase Agreement between Dominique Agostini and Healthworld International Holdings Inc., dated July 23, 1988 (as translated from the French).

10.02 -- Agreement for the sale and purchase of the share capital of Colwood House Medical Publications (UK) Limited, dated July 24, 1998.

10.03 -- Deed of Indemnity among Clive Davies, Stephen Cantle and Healthworld Holdings Limited, dated July 24, 1998.

20.01 -- Healthworld Corporation Press Release, dated July 28, 1998 (incorporated by reference in this Form 8-K).

20.02 -- Healthworld Corporation Press Release, dated July 27, 1998 (incorporated by reference in this Form 8-K).


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